SCHEDULE 14A

                     Information Required in Proxy Statement

Reg. ss. 240.14a-101

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                 BMC Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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|_|   Fee paid previously with preliminary materials.

|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement
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

                                 BMC FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 1999

      NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of BMC Fund, Inc. (the "Corporation") will be held on Saturday, July 31, 1999, at 9:30 a.m., at Linville Ridge Country Club, Linville, North Carolina (telephone:
828-898-5151), for the following purposes:

            1. To elect 12 directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

            2. To approve an Investment Advisory Agreement between the Corporation and The Northern Trust Company dated as of August 1, 1999.

            3. To approve an Investment Advisory Agreement between the Corporation and Wellington Management Company, LLP dated as of August 1, 1999.

            4. To approve an amendment to the Corporation's fundamental investment policies to permit the issuance of certain senior securities representing indebtedness.

            5. To ratify or reject the selection by the Board of Directors of the firm of Deloitte & Touche as the Corporation's auditor.

            6. To transact such other business as may properly come before the meeting.

      Only shareholders of record as of the close of business on June 21, 1999 are entitled to notice of, and to vote at, the meeting.

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME AND VOTE IN PERSON.

July 6, 1999                           By Order of the Board of Directors


                                       Paul H. Broyhill
                                       Chairman of the Board

                                 BMC FUND, INC.
                                  Golfview Park
                          Lenoir, North Carolina 28645
                             (Tel.: (828) 758-6102)

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 1999

      This proxy statement is furnished in connection with the solicitation by BMC Fund, Inc. (the "Corporation") of proxies for use at the annual meeting of shareholders to be held at Linville Ridge Country Club, Linville, North Carolina, on Saturday, July 31, 1999, at 9:30 a.m., and at any and all adjournments thereof, for the purpose of considering and acting upon the matters specified in the accompanying notice of the meeting and detailed below. The Corporation is soliciting such proxies by mail on behalf of its Board of Directors and is bearing the expenses of the solicitation. This proxy statement and the enclosed proxy form are first being sent to shareholders on or about July 6, 1999.

      The Board of Directors has fixed the close of business on June 21, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On the record date, 4,933,281 shares of Common Stock of the Corporation were issued and outstanding, each share being entitled to one vote. Information concerning beneficial ownership of Common Stock by principal shareholders and by the management of the Corporation is set forth below. See "Principal Shareholders" and "Election of Directors."

      Shares represented by proxies will be voted by the proxy agents named therein unless such proxies are revoked. The proxy agents will vote the proxies that they hold in accordance with the choices specified by the person giving the proxy. If the enclosed proxy reflects no specification but is properly signed, the proxy agents will vote the shares represented thereby for the election of the slate of nominees listed on the proxy and in favor of the other proposals described in this proxy statement.

      Any shareholder who submits the accompanying proxy has the right to revoke it by notifying the Secretary of the Corporation in writing at any time prior to the voting of the proxy. A proxy is suspended if the person giving the proxy attends the meeting and elects to vote in person.

      A majority of votes entitled to be cast on a particular matter, represented in person or by proxy, constitutes a quorum for purposes of matters to be considered at the annual meeting. Once a share is represented for any purpose at a meeting, it is considered present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is set for the adjourned meeting). Shares which are withheld as to voting with respect to one or more nominees for director and abstentions are counted in determining the existence of a quorum.

      The Board of Directors is not aware of any business to come before the meeting other than the matters described in the accompanying notice of the meeting. If any other matters of business are properly presented at the meeting, however, the proxy agents will vote upon such matters in accordance with their best judgment.

      The Corporation will furnish, without charge, a copy of its annual report (and the most recent semi-annual report succeeding the annual report, if any) for the fiscal year ended March 31, 1999 to a shareholder upon request. Any such request should be directed to Carol Frye, Assistant Secretary of the Corporation, Golfview Park, Lenoir, North Carolina 28645. (A stamped, addressed postal card is enclosed for use in requesting such report.) This annual report was previously furnished to shareholders on May 25, 1999.

                              ELECTION OF DIRECTORS

      The bylaws of the Corporation provide that the number of directors of the Corporation shall be not less than three nor more than 17. Unless contrary action is specified by a shareholder on the enclosed proxy, the proxy agents named in the proxy intend to vote the proxies received by them for the election of the 12 nominees listed below, who, if elected, will hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. Information about the nominees' beneficial ownership of the Corporation's Common Stock as of June 21, 1999 is set forth in the following table, and information about their business experience is set forth in the paragraphs that follow the table.

                                                       Amount and Nature of Beneficial
                                                          Ownership of Common Stock
                                             ----------------------------------------------------

                                                     Voting and
                                                  Investment Power                    Percent of
                                                  ----------------                    Outstanding
Name and Age                                  Sole               Shared              Common Stock
------------                                  ----               ------              ------------
E. D. Beach (74)*                              300             87,043 (1)                 1.8%

James T. Broyhill (71)*                                See "Principal Shareholders"

Paul H. Broyhill (75)*                                 See "Principal Shareholders"

William E. Cooper (77)                       3,240                  0                      (2)

Lawrence Z. Crockett (70)                      200                  0                      (2)

                                                             Amount and Nature of Beneficial
                                                                Ownership of Common Stock
                                                   ----------------------------------------------------

Willard A. Gortner (73)*                         166,469            691,653                    17.4%

                                                           Voting and
                                                        Investment Power                    Percent of
                                                        ----------------                    Outstanding
Name and Age                                        Sole               Shared              Common Stock
------------                                        ----               ------              ------------
Allene B. Heilman (77)*                                      See "Principal Shareholders"

Harry Heltzer (87)                                   200                6,060                    (2)

Gene A. Hoots (60)                                    25                    0                    (2)

Dolph W. von Arx* (64)                                25                   --                    (2)

Michael Landry (53)                                   25                   --                    (2)

L. Glenn Orr, Jr. (59)                                --                   --                    (2)

All directors, nominees for director and
executive officers as a group (12 persons)     2,727,990            1,030,980                  76.2%

----------
* Interested person of the Corporation as defined in the Investment Company Act of 1940.

(1) See note (2) to the table beneath the heading "Principal Shareholders" elsewhere in this Proxy Statement.

(2) Total shares represent less than 1.0% of the Corporation's outstanding Common Stock.

      Mr. E. D. Beach, a Certified Public Accountant, retired in February 1986 as Vice President and Vice Chairman of the Board of Broyhill Furniture Industries, Inc. ("BFI"), which he had served in an executive capacity for over 10 years. He is President of the Corporation and has served as a director from 1976 until March 1981 and from April 1981 until the present. He is a director and holds executive positions with Broyhill Industries, Inc. and P. B. Realty, Inc., the Corporation's two wholly owned subsidiaries, and with Broyhill Investments, Inc. ("Broyhill Investments"), an affiliate of the Corporation. Mr. Beach also is a director or trustee of 36 funds, all of which are registered investment companies, sponsored by Prudential Securities, Inc. or its affiliates. He also serves on the Southern Advisory Board of Arkwright Mutual Insurance Company. Mr. Beach is an interested person of the Corporation by virtue of his serving as President of the Corporation.

      Mr. James T. Broyhill served as the Secretary of the North Carolina Department of Economic and Community Development from February 10, 1989 until March 31, 1991. From January 1984 to February 1989, Mr. Broyhill served as Chairman of The North Carolina Economic Development Board. Mr. Broyhill was a United States Senator for North Carolina from his appointment in July 1986 until November 1986. Prior to serving as United States Senator, Mr. Broyhill served North Carolina as a Representative in the United States House of Representatives for over 23 years. Mr. Broyhill is an interested person of the Corporation by virtue of his beneficial ownership of more than five percent of the Corporation's Common Stock. See "Principal Shareholders."

      Mr. Paul H. Broyhill served BFI as President until 1980, Chief Executive Officer until 1984 and Chairman of the Board until 1986. He resigned as Vice President and a director of BFI's parent company, Interco Incorporated, effective December 31, 1985. He has been Chief Executive Officer and Chairman of the Board of Directors of the Corporation since 1976 and is Chairman and a director of the Corporation's two wholly owned subsidiaries. He is also Chairman and a director of Broyhill Investments, an affiliate of the Corporation. Mr. Broyhill is a trustee of Mackenzie Series Trust and Ivy Funds and a director of Mackenzie Funds, Inc., all of which are registered investment companies. He serves as a member of the audit committee of these funds. Mr. Broyhill is an interested person of the Corporation by virtue of his serving as Chief Executive Officer of the Corporation and his beneficial ownership of more than five percent of the Corporation's Common Stock. See "Principal Shareholders."

      Mr. William E. Cooper was associated with Dallas Market Center Company (a wholesale merchandise mart in Dallas, Texas) for 25 years. He served that company during its development in various executive capacities starting as Vice President and General Manager in 1958, and was Chairman of the Board of Directors and Chief Executive Officer prior to his retirement in 1983, when he was voted Chairman Emeritus. He continues to serve on the Board of Dallas Market Center Company. Concurrently, Mr. Cooper served as President or Chairman of the World Trade Center Company, Houston Decorative Center and Dallas Market Center Development Company. He is past Chairman of the Dallas/Fort Worth International Airport Board. Mr. Cooper is very active in many Dallas civic organizations.

      Mr. Lawrence Z. Crockett was, until 1978, a Director and the Chief Executive Officer of Mortgage Corporation of the South, a subsidiary of Bank of Boston. His career spanned over 25 years in the mortgage banking industry, and since 1978 he has been an investor in and developer of various real estate and other entrepreneurial activities.

      Mr. Willard A. Gortner served as a Vice President--Sales Division of Smith Barney, Harris Upham & Co., Inc., prior to his taking medical leave in May 1981 and his retirement in 1982. He has served the Corporation as a director from 1976 until March 1981 and from April 1981 until the present. Mr. Gortner is an interested person of the Corporation by virtue of his marriage to Satie E. Gortner, who beneficially owns more than five percent of the Corporation's Common Stock. See "Principal Shareholders."

      Mrs. Allene B. Heilman, a principal shareholder of the Corporation, was married to W. E. Stevens, Jr., who was a director of the Corporation until his death in June 1983. She is an interested person of the Corporation by virtue of her beneficial ownership of more than five percent of the Corporation's Common Stock. See "Principal Shareholders."

      Mr. Harry Heltzer is a former President, Chief Executive Officer and Chairman of the Board of Minnesota Mining & Manufacturing Co., which he served in executive capacities for many years until his retirement in 1975.

      Mr. Gene A. Hoots is a principal in Cornercap Investment Counsel ("Cornercap"), a registered investment adviser serving private and pension fund clients. Cornercap is an investment adviser to Broyhill Family Foundation, Inc. (the "Foundation"), a nonprofit corporation affiliated with Paul H. Broyhill and members of his family. Cornercap receives annual advisory fees from the Foundation not to exceed 1% of the value of the Foundation assets managed by Cornercap. From 1986 until June 1988, Mr. Hoots was Vice President of Reich & Tang, Inc., a New York investment counseling firm serving private pension funds, university endowments and individuals. Prior to joining that firm, Mr. Hoots was employed by RJR Nabisco, Inc., where for several years he was responsible for monitoring the investment of that company's pension and employee savings fund assets and was involved in other investment activities.

      Mr. Michael G. Landry, president and chief executive officer of Mackenzie Investment Management Inc. (MIMI), has been involved in the investment management business for 23 years. Concurrently, he is president of Ivy Management, Inc. and serves as head of MIMI's global investment team for the Ivy Funds. Prior to joining MIMI in 1987, he was a senior vice president and global portfolio management with Templeton International. Mr. Landry is a founding member and former director of the International Society of Financial Analysts. He is also a former director of the Association of Canadian Pension Management.

      Mr. Dolph W. von Arx is the former chairman, president and chief executive officer of Planters LifeSavers Company, an affiliate of RJR Nabisco, Inc. He retired in 1991 from this position after 33 years in the consumer products business. Mr. von Arx joined R.J. Reynolds Tobacco Company, another RJR Nabisco affiliate, in December 1987 as president and chief executive officer. He became president of Planters LifeSavers in December 1988. Mr. von Arx is a former member of the Reynolds Tobacco and Planters LifeSavers boards of directors. Prior to joining the RJR organization, Mr. von Arx was executive vice president of Thomas J. Lipton, Inc.'s general management group and a member of its board of directors and executive committee. Mr. von Arx is chairman of Isolux America and a member of the boards of directors of Ruby Tuesday, Inc., International Multifoods, Mackenzie Investment Management, Inc., Northern Trust of Florida Corporation and Cree Research, Inc. By virtue of his ownership of shares of Northern Trust Corporation, the parent company of The Northern Trust Company and a party to an Investment Advisory Agreement with the Corporation submitted for approval by the shareholders at the 1999 annual meeting, Mr. von Arx is an interested person of the Corporation.

      Mr. L. Glenn Orr, Jr. is Chairman, President and CEO of Orr Management Company, an investment banking firm. A thirty year veteran of the banking industry, he is Chairman Emeritus and former Chairman, CEO and President of BB&T Corporation, formerly Southern National Corporation, which he served in various capacities beginning in 1982. In addition to his tenure at Southern National, he served as President and CEO of Forsyth Bank & Trust Co. in Winston-Salem, NC; President of Community Bank in Greenville, SC; and Vice President of Wachovia Bank, N.A., in Winston-Salem, NC. In addition, Mr. Orr serves on the Board of Directors of Ladd Furniture Company, AgriBioTech, Inc., Highwoods Properties and Polymer Group. He is a graduate of Wofford College and the University of South Carolina.

      Mr. Orr is standing for election as a director for the first time at the 1999 annual meeting. Messrs. von Arx and Landry were elected to the Board of Directors in August 1993. Gene A. Hoots was elected to the Board of Directors in October 1987. Allene B. Heilman and Larry Z. Crockett were elected as directors in October 1983. E. D. Beach, William E. Cooper, Willard A. Gortner and Harry Heltzer were elected to the Board of Directors in April 1981 (Messrs. Beach and Gortner having first been elected to the Board in 1976 and having resigned in March 1981). The remaining nominees have served on the Board of Directors continuously since 1976.

      Paul and James Broyhill and Allene B. Heilman are the children of J. E. Broyhill, a principal shareholder of the Corporation until his death on July 1, 1988. Mr. Gortner is their brother-in-law, by virtue of his marriage to Satie E. Gortner, who is also a daughter of Mr. J. E. Broyhill and a principal shareholder of the Corporation.

      It is not anticipated that any of the nominees will be unable or unwilling to serve; but, if that should occur, the proxies shall be voted for a replacement nominee designated by the present Board of Directors or the number of directors to be elected shall be reduced.

      The corporation laws of North Carolina, under which the Corporation is incorporated, provide that shareholders of a company, such as the Corporation, incorporated before July 7, 1957, under a charter not granting the right of cumulative voting and which has at the time of the election of directors one shareholder who owns or controls more than 25% of the company's voting stock shall have the right to cumulate their votes for directors. Paul H. Broyhill is expected to own or control more than 25% of such voting shares at such time, and therefore shareholders of the Corporation shall have the right to cumulate their votes for the election of directors at the meeting.

      When cumulative voting is applicable, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares standing of record in his name for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one nominee as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of such nominees. The proxy agents named in the accompanying proxy also shall have the right in their discretion to cumulate votes represented by the proxies that they hold, and to cast such cumulated votes for less than all of the nominees, provided that such agents in no event shall cast a vote for a nominee with regard to whom authority to vote has been withheld by the person giving the proxy.

      Under the laws of North Carolina, the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. The Board of Directors recommends a vote FOR the entire slate of nominees set forth above.

                        ADMINISTRATION OF THE CORPORATION

      Administration of the Corporation is primarily the responsibility of the Corporation's Chairman and Chief Executive Officer, Paul H. Broyhill, and its President, E. D. Beach. The Corporation's portfolio is managed primarily by such officers, under the supervision of the Board of Directors. The Corporation has investment advisory agreements with two investment advisers, IBJ Whitehall Bank & Trust Company ("Whitehall") and W.H. Reaves & Co., Inc. ("Reaves"). Whitehall and Reaves are responsible for managing a total of approximately $26,882,684 of the Corporation's assets. The shareholders of the Corporation approved the agreements with Whitehall and Reaves in 1986 and 1990, respectively, and the Board of Directors, including a majority of the directors who are not interested persons of the Corporation, has approved such agreements annually since such shareholder approval was obtained. Whitehall is located at One State Street, New York, New York 10004. Reaves is located at 10 Exchange Place, Jersey City, New Jersey 07032.

      The shareholders approved an agreement with Northern Trust Bank of Florida, N. A. ("Northern Trust of Florida") and with Wellington Management Company, LLP at a special meeting of shareholders held on March 19, 1999. As explained below, thereafter the parties determined not to enter into such agreements.

      The Custodian of the Corporation's portfolio securities is First Union National Bank of North Carolina, Charlotte, North Carolina, pursuant to an Amended and Restated Custodian Agreement dated as of December 31, 1986.

              PROPOSALS RELATING TO INVESTMENT ADVISORY AGREEMENTS

Background

      Investment Advisory Agreement with Northern Trust. Subject to approval of the holders of the majority of the outstanding voting securities of the Corporation, the Corporation proposes to enter into an Investment Advisory Agreement, dated as of August 1, 1999, with The Northern Trust Company ("Northern Trust"). If the shareholders approve the Investment Advisory Agreement (the "Northern Trust Agreement"), the Corporation will use the services of Northern Trust in addition to (and not in lieu of) the services of its other advisers. The description set forth below is qualified in its entirety by the terms of the Northern Trust Agreement, a copy of which is attached hereto as Exhibit A. First Union National Bank, the Corporation's Custodian, will maintain custody of all assets managed by Northern Trust under the terms of the Corporation's existing Custodian Agreement with First Union National Bank.

      On February 17, 1999, the Board of Directors of the Corporation approved, subject to shareholder approval, an Investment Advisory Agreement, to be dated as of April 1, 1999, between the Corporation and Northern Trust of Florida, a sister corporation of Chicago-based Northern Trust and a subsidiary of Northern Trust Corporation. Following distribution of proxy materials for the March 19, 1999 special meeting of shareholders called for the purpose of approving the proposed Investment Advisory Agreement with Northern Trust of Florida (as well as an Investment Advisory Agreement with Wellington Management), Northern Trust of Florida advised the Corporation that its sister corporation, Northern Trust, might be better positioned to serve as investment adviser to the Corporation. Pending resolution of this matter, the Corporation permitted the shareholders to vote on the proposed agreement with Northern Trust of Florida at the special meeting, and such agreement was approved. Following the special meeting, the Corporation entered into discussions with Northern Trust regarding its serving as investment adviser to the Corporation. As a result of these meetings, management of the Corporation determined to recommend to the Board of Directors that the Corporation enter into the proposed Investment Advisory Agreement with Northern Trust, which agreement is identical in all material respects to the agreement between the Corporation and Northern Trust of Florida.

      The Corporation and Northern Trust of Florida did not enter into the agreement approved by the Board in February and the shareholders in March. Northern Trust of Florida provided no advisory services to, nor received compensation from, the Corporation. The portfolio managers under the proposed Investment Advisory Agreement with Northern Trust will be different from the portfolio managers who would have advised the Corporation on behalf of Northern Trust of Florida.

      Dolph W. von Arx, who is a member of the Boards of Directors of the Corporation and of Northern Trust of Florida Corporation, which is a subsidiary of Northern Trust Corporation and a sister corporation of Northern Trust, owns 2002 shares of common stock of Northern Trust Corporation. By virtue of his relationship with Northern Trust resulting from his owning such shares, Mr. von Arx is an "interested person" of the Corporation as defined in the Investment Company Act of 1940. Currently, five members of the eleven-member Board of Directors of the Corporation are interested persons. Following the effectiveness of the Investment Advisory Agreement with Northern Trust, and assuming Mr. Orr is elected as a director, six of the members of the twelve-member Board will be interested persons.

      Investment Advisory Agreement with Wellington Management. Subject to approval of the holders of the majority of the outstanding voting securities of the Corporation, the Corporation proposes to enter into an Investment Advisory Agreement, dated as of August 1, 1999, with Wellington Management (the "Wellington Agreement" and, together with the Northern Trust Agreement, the "Agreements"). If the shareholders approve the Wellington Agreement, the Corporation will use the services of Wellington in addition to (and not in lieu of) the services of its other advisers. The description set forth below is qualified in its entirety by the terms of the Wellington Agreement, a copy of which is attached hereto as Exhibit B. First Union National Bank, the Corporation's Custodian, will maintain custody of all assets managed by Wellington Management under the terms of the Corporation's existing Custodian Agreement with First Union National Bank.

      On March 19, 1999, the shareholders of the Corporation approved an Investment Advisory Agreement dated as of April 1, 1999 between the Corporation and Wellington Management. At the time the shareholders approved the agreement, the parties contemplated that Wellington Management's investment activities on behalf of the Corporation would be limited to investments in fixed income securities. After the March 19 shareholders meeting and prior to April 1, 1999, the Board of Directors determined that it would be in the Corporation's best interests for management of the Corporation to continue to internally manage the Corporation's fixed income assets it had previously intended to allocate to Wellington Management, but to authorize Wellington Management to manage a portion of the Corporation's equity portfolio. The Wellington Agreement is identical in all material respects to the agreement approved by the Board in February and by the shareholders in March, except that it reflects Wellington Management's fees for managing equity investments, which are higher than its fees for managing fixed income investments. The Corporation and Wellington Management did not enter into the agreement approved by the Board in February and the shareholders in March. Wellington Management provided no services to, nor received compensation from, the Corporation thereunder.

Terms of the Agreements

      The Agreements authorize Northern Trust and Wellington Management (collectively, the "Advisers") to manage separate portions of the Corporation's investment portfolio. The Board of Directors has authorized Paul H. Broyhill, the Chairman of the Corporation, or E. D. Beach, the President of the Corporation, to allocate a portion of the portfolio over which the Advisers shall be given investment discretion. The Corporation from time to time may increase or decrease the amount of assets under the Advisers' management, depending on such factors as its investment performance in relation to the fees charged by it, management's perception of the benefits of diversification of external management of the Corporation's investments and administrative considerations. The Corporation's investment portfolio as of March 31, 1999 was valued at approximately $143 million, of which Whitehall and Reaves managed $19 million and $7.6 million, respectively, with the balance of approximately $115.7 million being managed internally. The Corporation currently expects that management will maintain investment discretion with respect to approximately $85.7 million of the Corporation's investment portfolio (based on the Corporation's March 31, 1999 valuation) and will initially allocate $15 million to Northern Trust and $15 million to Wellington Management.

      The Agreements authorize and direct the Advisers to provide a continuous investment program consistent with the Corporation's investment objectives and policies and instructions of the Board of Directors. The Corporation's investment in the aggregate must comply at all times with the Corporation's objectives and policies, regardless of whether such investments are under the direct management of the Board of Directors or of external investment advisers. The Corporation may provide the Advisers with written instructions to enable them to comply with the Corporation's investment objectives and policies. Such instructions would reflect limitations on the Advisers investment activities designed to prevent inadvertent violations of the Corporation's policies that might otherwise result from more than one adviser managing separate portions of the Corporation's assets. Except for compliance with these instructions, the Advisers will not be responsible for compliance with any requirement that the overall mix of the Corporation's assets meets specified percentages.

      The Agreements are each for a term of two years and may be renewed from year to year by mutual consent, provided that such renewal shall be specifically approved at least annually by the Board of Directors of the Corporation or by a vote of the holders of the majority of the outstanding shares of the Corporation to the extent required by the Investment Company Act of 1940. In either event, the Agreements must be approved by a majority of those Directors who are not interested persons of the Corporation. The Agreements may be terminated at any time, without payment of any penalty, by the Board of Directors of the Corporation or by a vote of the holders of a majority of the Corporation's shares on 60 days' written notice to the Advisers, or by the Advisers on 90 days' written notice to the Corporation. The Agreements are not assignable by either party. In the event of assignment by the Advisers, the Agreements automatically terminate.

      The Northern Trust Agreement provides for the payment of quarterly fees to Northern Trust. The quarterly fee payable to the Northern Trust will be payable in advance and will be the product of the closing value of the assets under management on the last day of the preceding fiscal quarter multiplied by 0.0875%, subject to adjustment in the event the Corporation contributes assets to or withdraws assets from Northern Trust's management during the quarter and in the event that the Agreement is terminated prior to the end of a quarter. The applicable percentage for assets in excess of $15 million will be 0.075% and for assets in excess of $20 million will be 0.0625%. The minimum fee is $50,000 on an annual basis. Northern Trust's investment activities on behalf of the Corporation will include both fixed income investments and equity investments. The foregoing fees were negotiated by the Corporation with Northern Trust and reflect the customary fee structures of Northern Trust for the type of investment program requested by the Corporation.

      The Wellington Agreement provides for the payment of quarterly fees to Wellington Management. The quarterly fee will be payable in advance and will be the product of the average daily value of the assets under management for the preceding fiscal quarter multiplied by 0.15% for equity investments and 0.075% for fixed income investments, in each case subject to adjustment in the event the Agreement is terminated prior to the end of a quarter. It is anticipated that Wellington Management's activities will initially be limited to equity security investments. The foregoing fees were negotiated by the Corporation with Wellington Management and reflect the customary fee structures of Wellington Management for the type of investment program requested by the Corporation.

Information Concerning Northern Trust

      Northern Trust is an Illinois state bank with its principal offices located at 50 South LaSalle Street, Chicago, Illinois 60675. Exhibit C is a list of Northern Trust's principal executive officers and directors and their addresses.

      Northern Trust also serves as adviser to the Northern Institutional Funds Balanced Portfolio, which had assets of $74.4 million as of May 31, 1999. Northern Trust's agreement with such fund entitles Northern Trust to a fee equal to 0.80% of the assets under management on an annual basis. Such rate has been reduced pursuant to a waiver to 0.50% on an annual basis.

      None of the officers or directors of the Corporation and none of the directors or executive officers of Northern Trust has purchased or sold any securities of Northern Trust or its parent, Northern Trust Corporation, in excess of one percent of the outstanding shares since the beginning of the Corporation's last fiscal year. None of the officers or directors of the Corporation owns any securities of or has any other direct or indirect interest in Northern Trust, except for Mr. von Arx as described above.

Information Concerning Wellington Management

      Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management's predecessor organizations have provided investment advisory services for over 70 years. As of May 31, 1999, Wellington Management had investment management authority with respect to approximately $217.9 billion in assets.

      Wellington Management is managed by its active partners. The managing partners of Wellington Management as of June 15, 1999 were Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan. Exhibit D is a listing of the general partners and senior vice presidents of Wellington Management as of June 15, 1999, all of whom may be reached at the principal offices of the firm.

      Wellington Management serves as investment sub-adviser to other mutual funds that have investment objectives similar to those of the Corporation. The following table identifies those funds and sets forth the contractual investment sub-advisory fee rates. All fees may be subject to waivers.

                          Net Assets                Schedule of Advisory Fees
                          at 5/31/99                -------------------------
      Fund                  (mil)                 Net Assets        Annual Rates
      ----                ----------              ----------        ------------

Hartford Stock HLS*         $7,978.6    First   $   50,000,000         0.325%

                                        Next       100,000,000         0.250%

                                        Next       350,000,000         0.200%

                                        Over       500,000,000         0.150%

The Hartford Stock Fund*    $  873.5    First   $   50,000,000         0.325%

                                        Next       100,000,000         0.250%

                                        Next       350,000,000         0.200%

                                        Next       500,000,000         0.150%

                                        Over     1,000,000,000         0.125%

----------
* As of May 31, 1999, Wellington Management managed approximately $36.1 billion for mutual funds sponsored by Hartford Life Insurance Company, including this Fund.

Impact of Agreements on the Corporation's Expenses

      The Agreements with Northern Trust and Wellington Management will result in an increase in the management fees currently being paid by the Corporation. To illustrate this increase in fees, the following table shows in the left hand column the actual fees (as a percentage of net assets) paid by the Corporation for the year ended March 31, 1999 and in the right hand column the fees the Corporation would have paid in such fiscal year had the Agreements been in effect. The table assumes an allocation of $15 million in assets under management to Northern Trust and $15 million in assets (equity securities) under management to Wellington Management.

                                                    Percentage of Net Assets
                                                    ------------------------
                                                 Actual             Pro Forma(1)
                                                 ------             ------------

Annual Expenses

  Management Fees............................    .080%
           Northern Trust Agreement..........                         .035%
           Wellington Agreement..............                         .060%
                 Total Management Fees.......                         .175%

  Other Expenses(2)..........................    .240%
           Northern Trust Agreement..........                         .000%
           Wellington Agreement..............                         .000%
                 Total Other Expenses........                         .240%

  Total Annual Expenses .....................    .320%
           Northern Trust Agreement..........                         .035%
           Wellington Agreement..............                         .060%
                 Total Annual Expenses.......                         .415%

      ----------
      (1) After giving effect to the payment of advisory fees to the Advisers, assuming the Agreements had been in effect beginning April 1, 1998 and the allocation of assets set forth above.

      (2)   Includes salaries, professional fees and other expenses.

      The table set forth above and the following example are intended to assist the Corporation's shareholders in understanding the indirect effect of the fees payable under the Agreements on the shareholders' investment in the Corporation. To facilitate the shareholders' comparison of this fee structure with fee structures of other funds, the Securities and Exchange Commission requires the Corporation to assume a 5% annual return. The Corporation has interpreted "5% annual return" to mean growth in assets under management at a compounded annual rate of 5%. The information set forth above and below should not be considered to be a representation of past or future expenses, and actual expenses may be greater or less than those shown.

                                     Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:
                                      1 Year    3 Years     5 Years    10 Years
                                      ------    -------     -------    --------

  Northern Trust Agreement........... $3.50     $10.99      $19.20     $43.40

  Wellington Agreement............... $6.00     $18.80      $32.76     $73.39

Brokerage Commissions

      The Corporation paid brokerage commissions in the aggregate of $54,000 during the fiscal year ended March 31, 1999. Except with respect to brokerage commissions paid to Reaves, which is an affiliated person of the Corporation by virtue of its serving as an investment adviser to the Corporation, no brokerage commissions were paid to affiliated persons of the Corporation or to affiliated persons of such affiliated persons, or to any broker an affiliated person of which is an affiliated person of the Corporation or of Whitehall or Reaves. For the fiscal year ended March 31, 1999, the Corporation paid Reaves brokerage commissions in the aggregate amount of $23,000. For the fiscal year ended March 31, 1999, such amount represented 42.6% of the aggregate brokerage commissions paid by the Corporation to all brokers. The commissions charged by the Corporation's advisers for agency transactions using affiliated brokers are limited to the lesser of (i) 50% of the regular New York Stock Exchange rates,
(ii) the maximum amount permissible pursuant to Section 17(e) of the Investment Company Act of 1940 or (iii) $.07 per share. In addition, the amounts paid to an adviser in commissions and fees (as described above) shall not exceed 2% of the average daily market value of the Corporation's assets under such adviser's management for the preceding fiscal year. Certain of the Corporation's advisers may pay higher commission rates than otherwise would be applicable in exchange for brokerage and research services in accordance with the Securities Exchange Act of 1934. In no event may an adviser pay a brokerage commission in excess of $0.07 per share.

Recommendation of the Board of Directors

      The Board of Directors approved the Agreements with Northern Trust and with Wellington Management at a meeting of the Board of Directors held on Monday, June 21, 1999 in Lenoir, North Carolina. The principal factor in the Board's approval of the Agreements is the Board's judgment that the engagement of additional advisers with strong reputations in fixed income investments and equity investments would be in the best interests of the Corporation's shareholders in that it would better enable the Corporation to execute the change in investment strategy, recently adopted by the Board, that involves replacing the Corporation's municipal bond portfolio with investments in taxable obligations pursuant to its current income objective and with investments in equity securities pursuant to its capital appreciation objective.

      In this connection, the Board considered the reputation of each of Northern Trust and Wellington Management, the amount of assets under their respective management, the financial strength of each institution and similar factors.

      In order for each of the proposed Investment Advisory Agreements to become effective, it must be approved by the holders of a majority of the shares of the Corporation's common stock entitled to vote. The Board of Directors believes the Corporation's proposed Investment Advisory Agreements with Northern Trust and Wellington Management are in the best interests of the Corporation's shareholders and recommends a vote FOR approval of each of the Agreements.

                        PROPOSAL RELATING TO AMENDMENT OF
                         FUNDAMENTAL INVESTMENT POLICIES

      Subject to approval by the holders of the majority of the outstanding voting securities of the Corporation, the Board of Directors has adopted an amendment to the Corporation's fundamental investment policies, as described below.

      The Corporation's fundamental investment policies govern the Corporation's investment activities and may not be changed without approval by the holders of a majority of the Corporation's vote of securities. They are set forth in a statement of Investment Objectives and Policies of BMC Fund, Inc., which was most recently amended at a special meeting of shareholders held on March 19, 1999. The Corporation's fundamental investment policies include a policy prohibiting the Corporation from issuing senior securities. The Investment Company Act of 1940 defines a "senior security" to include:

            "any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and senior security representing indebtedness' means any senior security other than stock."

      Because "senior security" includes any instrument evidencing indebtedness (for example, a promissory note), the effect of the prohibition contained in the Corporation's fundamental investment policies is to prohibit the Corporation from borrowing money. Historically, the Corporation has conducted its business without borrowing money. It has relied instead on income from its investment portfolio for cash necessary to satisfy its operating expenses, pay dividends and other general corporate purposes. The fixed income nature of the Corporation's investment portfolio has enabled the Corporation to generate predictable cash flow in the form of scheduled interest payments, which the Corporation has used to operate its business and to pay dividends. Earlier this year, however, the Board of Directors adopted a change in the Corporation's investment strategy, which involved replacing the Corporation's tax-exempt bond portfolio with investments in taxable obligations pursuant to its current income objective and with investments in equity securities pursuant to its capital appreciation objective. The Corporation anticipates that this change in investment strategy will make it more difficult to manage the Corporation's assets in a manner that ensures receipt of interest and dividends on a schedule consistent with the Corporation's cash management objectives. Accordingly, management believes that it would be in the best interests of the Corporation's shareholders to amend the Corporation's investment policies to permit the Corporation to borrow funds, from time to time, typically on a short-term basis, to meet its expenses, pay dividends and for other general corporate purposes.

      As a result of the foregoing, the Board of Directors has adopted the following amendment to its fundamental investment policies, subject to approval by the holders of the majority of the outstanding voting securities of the
Corporation:

      The fundamental investment policy numbered "1" in the Investment Obligations and Policies of BMC fund, Inc. shall be amended to read as follows:

                  "1. The Corporation will not issue any senior securities,
            except that the Corporation may issue, from time to time, any "senior security representing indebtedness" as such term is defined in Section 18(g) of the Investment Company Act of 1940; provided, that any senior security representing indebtedness issued by the Corporation shall comply with the asset coverage and other requirements of Section 18 of the Investment Company Act of 1940."

      Except as set forth above, the Corporation's remaining fundamental investment policies would remain unchanged.

      Section 18(a) of the Investment Company Act of 1940 (the "1940 Act") provides that it shall be unlawful for a registered closed-end company (such as the Corporation) to issue or sell any class of senior security representing indebtedness unless, immediately after such issuance or sale, such senior security shall have an asset coverage of at least 300%. In addition, the 1940 Act provides that if the senior security representing indebtedness consists of indebtedness other than a promissory note or other evidence of indebtedness issued in consideration of a privately arranged and privately placed loan (or an extension or renewal of such a loan), the senior security representing indebtedness must contain terms that would (1) restrict the Corporation's payment of dividends or other distributions if the asset coverage falls below 300% and (2) entitle the holders of such senior security to elect a majority of the board of directors of the closed-end investment company, or make it an event of default under the senior security, if the asset coverage is less than 100%.

      If the shareholders approve the above amendment, the management of the Corporation would not anticipate borrowing funds in an amount that would jeopardize the 300% asset coverage requirement of Section 18 of the 1940 Act.

      In order for the proposed amendment to become effective, it must be approved by the holders of a majority of the shares of the Corporation's common stock and entitled to vote. The Board of Directors believes the proposed amendment is in the best interests of the Corporation's shareholders and recommends a vote FOR the approval of the proposed amendment to the Corporation's fundamental investment policies.

                      RATIFICATION OR REJECTION OF AUDITOR

      The Board of Directors of the Corporation has selected the firm of Deloitte & Touche as the Corporation's auditor for the fiscal year beginning April 1, 1999, subject to ratification by shareholders. Deloitte & Touche served as the Corporation's auditor for the fiscal year ended March 31, 1999.

      Neither Deloitte & Touche nor any of its members has any direct or indirect financial interest in or any connection with the Corporation in any capacity other than as independent public accountants.

      A representative of Deloitte & Touche is expected to attend the meeting. Such representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

      In order for the Board's selection of Deloitte & Touche to be effective, the holders of a majority of the shares entitled to vote at the meeting must ratify such selection. The Board of Directors recommends a vote FOR the approval of such ratification.

                             PRINCIPAL SHAREHOLDERS

      The following table reflects information concerning those persons known to the Corporation to own beneficially 5% or more of the Corporation's Common Stock as of June 21, 1999:

                                                    Amount and Nature of Beneficial
                                                       Ownership of Common Stock
                                             ----------------------------------------------

                                             Voting and Investment Power        Percent of
                                             ---------------------------        Outstanding
Name and Age                                  Sole               Shared        Common Stock
------------                                  ----               ------        ------------
Paul H. Broyhill                             1,301,420(1)      206,208(2)         30.6%
135 Claron Place, S.E.
Lenoir, NC

James T. Broyhill                              785,788          96,212            17.9%
1930 Virginia Road
Winston-Salem, NC 27104

Satie E. Gortner                               661,877         122,493            15.9%
PH-1 4601 Gulf Shore Blvd. North
Naples, FL 33940-2215

                                                    Amount and Nature of Beneficial
                                                       Ownership of Common Stock
                                             ----------------------------------------------

                                             Voting and Investment Power        Percent of
                                             ---------------------------        Outstanding
Name and Age                                  Sole               Shared        Common Stock
------------                                  ----               ------        ------------
Allene B. Heilman                              470,298          29,777            10.1%
941 Bay Esplanade
Clearwater, FL 34630

Broyhill Investments, Inc.                     316,871               0             6.4%
Golfview Park
Lenoir, NC  28645

----------

(1) Includes 316,871 shares owned of record by Broyhill Investments, Inc., the voting stock of which is principally owned by Paul H. Broyhill and his immediate family.

(2) Includes 85,973 shares owned of record by Broyhill Family Foundation, Inc., a non-profit corporation. By resolution of the Foundation trustees,
      E. D. Beach and Paul H. Broyhill control the voting and disposition of shares of the Corporation owned by the Foundation.

                                   MANAGEMENT

Executive Officers

      The executive officers of the Corporation are Paul H. Broyhill, age 75 (Chief Executive Officer), and E. D. Beach, age 74 (President, Secretary and Treasurer). Messrs. Broyhill and Beach have served in executive capacities with the Corporation and its predecessors for more than five years.

Compensation

      For the fiscal year ended March 31, 1999, the Corporation paid Paul H. Broyhill and E. D. Beach an annual salary of $16,000 and $50,000, respectively, for their services to the Corporation as executive officers. Directors other than those who are officers of the Corporation or who are related by blood or marriage to the Broyhill family are paid $3,000 per year, plus $1,000 per meeting attended, for service on the Board. Each such outside director is paid an additional $500 for each day of attending a committee meeting held other than on the date of a Board meeting. In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

      The following table sets forth the aggregate compensation from the Corporation for the fiscal year ended March 31, 1999 for each director and for Paul H. Broyhill and E. D. Beach in their capacities as directors and executive officers. The Corporation currently has no pension or retirement plan for directors or employees.

Name of Person and Position                  Aggregate Compensation From Fund
---------------------------                  --------------------------------
Paul H.  Broyhill
(Chairman, Chief Executive                                $16,000
Officer and Director)

E.  D.  Beach                                              50,000
(Director and President)

James T.  Broyhill                                             --
(Director)

William E.  Cooper                                          3,500
(Director)

Lawrence Z.  Crockett                                       4,500
(Director)

Willard A.  Gortner                                            --
(Director)

Allene B.  Heilman                                             --
(Director)

Harry Heltzer                                               4,500
(Director)

Gene A.  Hoots                                              5,500
(Director)

Dolph W.  von Arx                                           3,500
(Director)

Michael G.  Landry
(Director)                                                  4,500

Certain Transactions

      The Corporation leases its executive offices from Broyhill Investments, a corporation controlled by Paul H. Broyhill and members of his family. The terms of the lease, which have been approved by the Corporation's Board of Directors, including those persons who are not interested persons of the Corporation, provide that the Corporation and its two wholly owned subsidiaries shall pay an annual rental of $18,000 to Broyhill Investments, Inc. during the term of the lease, which is now on a month to month basis.

                              CORPORATE GOVERNANCE

      The Board of Directors met three times during the fiscal year ended March 31, 1999. The Board of Directors has an Audit Committee, the members of which are William E. Cooper (Chairman), Lawrence Z. Crockett, Harry Heltzer, Gene Hoots, Michael Landry and Dolph W. von Arx. The Audit Committee is responsible for evaluating the effectiveness and independence of the Corporation's independent auditors, inquiring into and considering the effectiveness of management's financial and accounting functions and its implementation of the auditors' recommendations with respect to internal accounting controls and recommending to the Board of Directors the appointment of auditors for the ensuing year. The Audit Committee had one meeting during the fiscal year ended March 31, 1999, with all members of the Committee in attendance. The Board of Directors did not have a Compensation or Nominating Committee during such year. Each member of the Board attended at least 75% of the meetings held by the Board and any committee(s) on which he or she served, except for Mrs. Heilman, who attended one of the three Board meetings.

                              SHAREHOLDER PROPOSALS

      In order to be included in proxy material for the 2000 annual meeting of shareholders, shareholder proposals must be received at the offices of the Corporation by March 28, 2000.

                                     * * * *

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

      THIS AGREEMENT, is made as of the 1st day of August, 1999, between BMC Fund, Inc., a North Carolina corporation (the "Fund"), and The Northern Trust Company (the "Adviser").

      WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act");

      WHEREAS, the Adviser provides investment advisory services as a part of its general banking activities; and

      WHEREAS, the Fund desires to retain the Adviser to render investment services with respect to a portion of the Fund's investment assets, and the Adviser is willing to render such services;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Fund and the Adviser agree as follows:

      1. Appointment of Adviser. The Fund hereby appoints the Adviser to act as investment adviser with respect to the investment assets identified in Annex A attached hereto (the "Assets") in accordance with the terms and conditions set forth below, and the Adviser hereby accepts such appointment.

      2. Assets. The Fund may add or remove assets from the Adviser's management upon 10 days' notice to the Adviser or such shorter period agreed to by the Fund and the Adviser. The Fund represents that the Assets are lawfully owned by the Fund, that there are no restrictions (whether arising out of contract, operation of law or otherwise) on the transfer, sale or public distribution thereof and that neither the Fund nor any affiliated person of the Fund is an affiliated person of any issuer whose securities are included in the Assets.

      3. Advisory Duties. The Adviser shall manage, subject to the supervision and control of the Board of Directors of the Fund, the Assets in accordance with the Fund's investment objectives and policies, a copy of which has been provided to the Adviser (the "Objectives and Policies"), as amended from time to time, and in accordance with the following understandings:

            (a) The Adviser shall provide a continuous investment program with respect to the Assets in accordance with the Objectives and Policies and the instructions of the Board of Directors of the Fund. The Adviser will have no responsibility for determining that the total assets of the Fund are invested in compliance with any requirement of the Objectives and Policies that specific percentages of such total assets be invested pursuant to particular objectives.

            (b) The Adviser shall provide investment advisory, research, statistical and clerical services relating to its management of the Assets.

            (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation and Bylaws of the Fund, the instructions of the Board of Directors of the Fund, the requirements of the 1940 Act, the rules of the Securities and Exchange Commission (the "Commission") and all other applicable federal and state laws and regulations.

            (d) (i) The Adviser will execute all trades on behalf of the Registrant involving exchange listed securities through floor brokers selected by the Adviser. Commissions paid to the Adviser by the Fund with respect to such transactions shall not exceed the lesser of (i) 50% of the regular New York Stock Exchange, Inc. rates in effect immediately prior to the institution of fully negotiated rates, (ii) $0.07 per share or (iii) the maximum amount permissible pursuant to Section 17(e) of the 1940 Act and the rules of the Securities and Exchange Commission thereunder; provided, the amounts paid to the Adviser in commissions, when added to the fees paid to the Adviser pursuant to Section 8 of the Agreement, shall not exceed 2% of the average daily total market value of the Registrant's assets under the Adviser's management for the preceding fiscal year.

                  (ii) Without the written consent of the Fund and compliance with the 1940 Act and the rules of the Commission thereunder, the Adviser shall not cause the Fund to purchase securities from the Adviser, or any affiliated person of the Adviser, acting as principal and shall not cause the Adviser to purchase securities from any syndicate or selling group of which the Adviser or any affiliated person of the Adviser is a member. The Adviser may refrain from advising the Fund concerning securities of companies of which any of the directors, officers or employees of the Adviser or of affiliated persons of the Adviser are directors, officers or employees, or concerning securities of companies for which the Adviser or its affiliated persons act as financial adviser.

                  (iii) When the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and most favorable price. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

            (e) The Adviser shall provide the Custodian, as defined below, and the Fund on each business day with a list of all securities transactions directed by the Adviser for the prior business day and shall render to the Fund's Board of Directors such other periodic and special reports as the Board may reasonably request.

            (f) The investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

      4. Custody of Assets. First Union National Bank, Charlotte, North Carolina (the "Custodian") will retain custody of the Assets. The Fund will cause the Custodian to settle purchases and sales of securities made by the Adviser in connection with the Adviser's management of the Assets, through delivery of securities, payment of funds or such other acts as may be necessary to fulfill such custodial responsibilities. Instructions concerning purchases and sale of securities by the Adviser on behalf of the Fund shall be communicated to the Custodian and the Fund in a manner agreed to by the Fund, the Custodian and the Adviser. Fees charged by the Custodian shall continue to be the responsibility of the Fund.

      5. Books and Records. The Adviser shall maintain and preserve the books and records relating to securities transactions on behalf of the Fund in accordance with Section 31 of the 1940 Act and the rules of the Commission thereunder, including, without limitation, Rule 31a-1(f). The Adviser agrees that all such books and records are the property of the Fund and that it will surrender promptly to the Fund any of such books and records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such books and records as are required to be maintained by Rule 31a-1(f) under the 1940 Act.

      6. Reports to Adviser. The Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Adviser, 10 days prior to use thereof and not to use such material if the Adviser should object thereto in writing within seven days after receipt of such material. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

      7. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities purchased for the Fund and the taxes and brokerage commissions, if any, payable in connection with the purchase and of such securities.

      8. Compensation of the Adviser.

            (a) For the services to be rendered by the Adviser as provided in this Agreement, the Fund shall pay to the Adviser a quarterly fee in advance. The fee for a succeeding quarter will be the product of the closing market value of the Assets on the last day of the preceding fiscal quarter (the "Closing Value") multiplied by the applicable percentage set forth below (the "Applicable Percentage"); provided, however, that the quarterly fee payable to the Adviser with respect to the quarter commencing June 1, 1999 will be the product of the value of the Assets first placed under the management of the Adviser as of August 1, 1999 multiplied by one-third of the Applicable Percentage.

                  Applicable Percentage            Closing Value
                  ---------------------            -------------

                  .0875% of the first               $15 million
                  .075% of the next                 $ 5 million
                  .0625% of amounts over            $20 million

      The minimum fee on an annual basis shall be $50,000. The quarterly fee calculated as set forth above will be subject to the following adjustments:

            (i) In the event the Fund, during any fiscal quarter, contributes additional assets to be managed by the

                  Adviser (the "Additional Assets"), the quarterly fee shall be the product of the Closing Value times the Applicable Percentage, reduced by an amount equal to the closing market value of the Additional Assets on the date of contribution multiplied by a fraction the numerator of which is the number of days during such fiscal quarter that the Additional Assets were under management and the denominator of which is the total number of days in such fiscal quarter.

            (ii) In the event the Fund, during any fiscal quarter, withdraws assets from the Adviser's management (the "Withdrawn Assets"), the quarterly fee shall be the product of the Closing Value times the Applicable Percentage, increased by an amount equal to the closing value of the Withdrawn Assets on the date of withdrawal multiplied by a fraction the numerator of which is the number of date during such fiscal quarter that the Withdrawn Assets were under management and the denominator of which is the total number of days in the fiscal quarter.

            (iii) In the event of termination of this Agreement prior to the end of a quarter, the Adviser shall repay the Fund a pro rata portion of the quarterly fee for such quarter based on the number of days elapsed in the then-current fiscal quarter as a percentage of the total number of days in such quarter.

      There shall be no adjustment of the fee payable under this Agreement for fluctuations during a fiscal quarter in the value of Assets under management prior to the date the Closing Value is determined in accordance with this Section 8.

            (b) After the end of each fiscal quarter, the Adviser shall submit to the Fund a report showing the amount of the fee properly payable to the Adviser hereunder and the detailed calculation thereof. The Fund shall pay the Adviser such fee not later than 30 days after its receipt of such report. Failure of the Fund to pay the fee when due shall entitle the Adviser to pay the fee from cash assets of the Fund under its management.

      9. Limitation of Liability. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation of services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal securities laws.

      10. Duration and Termination. This Agreement shall, if approved by the vote of a majority of the outstanding voting securities of the Fund at the annual meeting of shareholders on July 31, 1999, become effective on August 1, 1999 and shall continue in effect until July 31, 2001, and thereafter only so long as such continuance is approved at least annually by a vote of the Fund's Board of Directors (including at least a majority of the directors who are not interested persons of the Fund), cast in person at a meeting called for the purpose of voting on such approval. In addition, the Fund may present to its shareholders the question of continuance of the Agreement; in such event, such continuance shall be effective only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

      This Agreement may be terminated at any time, without payment of any penalty, either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Adviser. This Agreement shall not be assigned by either party and shall automatically terminate in the event of its assignment. This Agreement may be terminated by the Adviser on 60 days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

            If to the Fund:         E. D. Beach
                                    President
                                    BMC Fund, Inc.
                                    P. O. Box 500
                                    Golfview Park
                                    Lenoir, NC 28645

            If to the Adviser:      The Northern Trust Company
                                    50 S. LaSalle Street
                                    Chicago, Illinois 60675
                                    Attention: Kristina V. L. Warland

      11. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent for the Fund.

      12. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund to the extent required by the Investment Company Act of 1940.

      13. Definitions. As used in this Agreement, the terms "affiliated person," "assignment," "interested persons" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(3), Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

      14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


ATTEST:                                 BMC FUND, INC.


___________________________________     ________________________________________
                                        E. D. Beach
                                        President


ATTEST:                                 THE NORTHERN TRUST COMPANY


___________________________________     ________________________________________
                                        Name:  Kristina V. L. Warland
                                        Title: Vice President

                                                                         ANNEX A

                              DESCRIPTION OF ASSETS

                                                                       EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

      THIS AGREEMENT, is made as of the 1st day of August, 1999, between BMC Fund, Inc., a North Carolina corporation (the "Fund"), and Wellington Management Company, LLP, a Massachusetts limited liability partnership (the "Adviser").

      WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act");

      WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940; and

      WHEREAS, the Fund desires to retain the Adviser to render investment services with respect to a portion of the Fund's investment assets, and the Adviser is willing to render such services;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Fund and the Adviser agree as follows:

      1. Appointment of Adviser. The Fund hereby appoints the Adviser to act as investment adviser with respect to the investment assets identified in Annex A attached hereto (the "Assets") in accordance with the terms and conditions set forth below, and the Adviser hereby accepts such appointment.

      2. Assets. The Fund may add or remove assets from the Adviser's management upon 10 days' notice to the Adviser or such shorter period agreed to by the Fund and the Adviser. The Fund represents that the Assets are lawfully owned by the Fund, that there are no restrictions (whether arising out of contract, operation of law or otherwise) on the transfer, sale or public distribution thereof and that neither the Fund nor any affiliated person of the Fund is an affiliated person of any issuer whose securities are included in the Assets.

      3. Advisory Duties. The Adviser shall manage, subject to the supervision and control of the Board of Directors of the Fund, the Assets in accordance with the Fund's investment objectives and policies, a copy of which has been provided to the Adviser (the "Objectives and Policies"), as amended from time to time, and in accordance with the following understandings:

            (a) The Adviser shall provide a continuous investment program with respect to the Assets in accordance with the Objectives and Policies and the instructions of the Board of Directors of the Fund. The Adviser will have no responsibility for determining that the total assets of the Fund are invested in compliance with any requirement of the Objectives and Policies that specific percentages of such total assets be invested pursuant to particular objectives.

            (b) The Adviser shall provide investment advisory, research, statistical and clerical services relating to its management of the Assets.

            (c) The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Articles of Incorporation and Bylaws of the Fund, the instructions of the Board of Directors of the Fund, the requirements of the 1940 Act, the rules of the Securities and Exchange Commission (the "Commission") and all other applicable federal and state laws and regulations.

            (d) (i) The Adviser will execute all trades on behalf of the Registrant involving exchange listed securities through floor brokers selected by the Adviser. Commissions paid to the Adviser by the Fund with respect to such transactions shall not exceed the lesser of (i) 50% of the regular New York Stock Exchange, Inc. rates in effect immediately prior to the institution of fully negotiated rates, (ii) $0.07 per share or (iii) the maximum amount permissible pursuant to Section 17(e) of the 1940 Act and the rules of the Securities and Exchange Commission thereunder; provided, the amounts paid to the Adviser in commissions, when added to the fees paid to the Adviser pursuant to Section 8 of the Agreement, shall not exceed 2% of the average daily total market value of the Registrant's assets under the Adviser's management for the preceding fiscal year. It is understood that the previous sentence shall apply only with respect to trades executed through brokers or dealers that are affiliated persons (as defined in the 1940 Act) of the Adviser. In connection with the investment and reinvestment of the Assets, the Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Fund and to use its best efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for the Fund. The Adviser shall maintain records adequate to demonstrate compliance with this requirement. Subject to this primary requirement, and maintaining as its first consideration the benefits to the Fund and its shareholders, the Adviser shall have the right, subject to the control of the Board of Directors of the Fund, and to the extent authorized by the Securities Exchange Act of 1934, to follow a policy of selecting brokers who furnish brokerage and research services to the Fund or to the Adviser, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided. Notwithstanding the foregoing, in no event shall the Adviser incur a brokerage commission in excess of $0.07 per share.

                  (ii) Without the written consent of the Fund and compliance with the 1940 Act and the rules of the Commission thereunder, the Adviser shall not cause the Fund to purchase securities from the Adviser, or any affiliated person of the Adviser, acting as principal and shall not cause the Adviser to purchase securities from any syndicate or selling group of which the Adviser or any affiliated person of the Adviser is a member. The Adviser may refrain from advising the Fund concerning securities of companies of which any of the directors, officers or employees of the Adviser or of affiliated persons of the Adviser are directors, officers or employees, or concerning securities of companies for which the Adviser or its affiliated persons act as financial adviser.

                  (iii) When the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and most favorable price. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.

            (e) The Adviser shall provide the Custodian, as defined below, and the Fund on each business day with a list of all securities transactions directed by the Adviser for the prior business day and shall render to the Fund's Board of Directors such other periodic and special reports as the Board may reasonably request.

            (f) The investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

      4. Custody of Assets. First Union National Bank, Charlotte, North Carolina (the "Custodian") will retain custody of the Assets. The Fund will cause the Custodian to settle purchases and sales of securities made by the Adviser in connection with the Adviser's management of the Assets, through delivery of securities, payment of funds or such other acts as may be necessary to fulfill such custodial responsibilities. Instructions concerning purchases and sale of securities by the Adviser on behalf of the Fund shall be communicated to the Custodian and the Fund in a manner agreed to by the Fund, the Custodian and the Adviser. Fees charged by the Custodian shall continue to be the responsibility of the Fund.

      5. Books and Records. The Adviser shall maintain and preserve the books and records relating to securities transactions on behalf of the Fund in accordance with Section 31 of the 1940 Act and the rules of the Commission thereunder, including, without limitation, Rule 31a-1(f). The Adviser agrees that all such books and records are the property of the Fund and that it will surrender promptly to the Fund any of such books and records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such books and records as are required to be maintained by Rule 31a-1(f) under the 1940 Act.

      6. Reports to Adviser. The Fund agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Adviser, 10 days prior to use thereof and not to use such material if the Adviser should object thereto in writing within seven days after receipt of such material. The Fund shall furnish or otherwise make available to the Adviser such other information relating to the business affairs of the Fund as the Adviser at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

      7. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities purchased for the Fund and the taxes and brokerage commissions, if any, payable in connection with the purchase and of such securities.

      8. Compensation of the Adviser.

            (a) For the services to be rendered by the Adviser as provided in this Agreement, the Fund shall pay to the Adviser a quarterly fee in advance. The fee for a succeeding quarter will be the product of the average daily market value of the Assets for the preceding fiscal quarter (the "Average Value") multiplied by 0.075% in the case of fixed income securities and 0.15% in the case of equity securities; provided, however, that the quarterly fee payable to the Adviser with respect to the quarter commencing June 1, 1999 will be the product of the average daily market value of the Assets for the period August 1 through August 31, 1999, multiplied by one-third of the applicable percentage. In the event of termination of this Agreement prior to the end of a quarter, the Adviser shall repay the Fund a pro rata portion of the quarterly fee for such quarter based on the number of days elapsed in the then-current fiscal quarter as a percentage of the total number of days in such quarter.

            (b) After the end of each fiscal quarter, the Adviser shall submit to the Fund a report showing the amount of the fee properly payable to the Adviser hereunder and the detailed calculation thereof. The Fund shall pay the Adviser such fee not later than 30 days after its receipt of such report. Failure of the Fund to pay the fee when due shall entitle the Adviser to pay the fee from cash assets of the Fund under its management.

      9. Limitation of Liability. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation of services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the undersigned may have under any federal securities laws.

      10. Duration and Termination. This Agreement shall, if approved by the vote of a majority of the outstanding voting securities of the Fund at the annual meeting of shareholders on July 31, 1999, become effective on August 1, 1999 and shall continue in effect until July 31, 2001, and thereafter only so long as such continuance is approved at least annually by a vote of the Fund's Board of Directors (including at least a majority of the directors who are not interested persons of the Fund), cast in person at a meeting called for the purpose of voting on such approval. In addition, the Fund may present to its shareholders the question of continuance of the Agreement; in such event, such continuance shall be effective only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

      This Agreement may be terminated at any time, without payment of any penalty, either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Adviser. This Agreement shall not be assigned by either party and shall automatically terminate in the event of its assignment. This Agreement may be terminated by the Adviser on 60 days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party as follows:

            If to the Fund:         E. D. Beach
                                    President
                                    BMC Fund, Inc.
                                    P. O. Box 500
                                    Golfview Park
                                    Lenoir, NC 28645

            If to the Adviser:      Wellington Management Company, LLP
                                    75 State Street
                                    Boston, Massachusetts 02109
                                    Attention: Sean P. Kelly

      11. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Fund from time to time, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent for the Fund.

      12. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of the members of the Board of Directors who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Fund to the extent required by the Investment Company Act of 1940.

      13. Definitions. As used in this Agreement, the terms "affiliated person," "assignment," "interested persons" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(3), Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

      14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina.

      15. Miscellaneous. The Fund acknowledges that it has reviewed the Adviser's Form ADV, Part II, as amended, at least forty-eight hours prior to entering into this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


ATTEST:                                 BMC FUND, INC.


___________________________________     ________________________________________
                                        E. D. Beach
                                        President


ATTEST:                                 WELLINGTON MANAGEMENT COMPANY, LLP


___________________________________     ________________________________________
                                        Name:  _________________________________
                                        Title: _________________________________

                                                                         ANNEX A

                              DESCRIPTION OF ASSETS

                                    EXHIBIT C

                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                           THE NORTHERN TRUST COMPANY
                              (As of June 16, 1999)

                                   Name and Principal
Name and Position                  Business Address                           Connection with
with Investment Adviser            of Other Company                           Other Company
-----------------------            ----------------                           -------------
Duane L. Burnham                   Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Abbott Laboratories                        Chairman of the Board
                                   150 Field Drive                            and Director
                                   Suite 160
                                   Lake Forest, IL 60045

                                   Sara Lee Corporation                       Director
                                   3 First National Plaza
                                   Chicago, IL 60602

Dolores E. Cross                   Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Morris Brown College                       President (6/99)
                                   Administration Building, 2nd Fl            President-elect (10/98)
                                   643 Martin Luther King Jr. Dr.
                                   Atlanta, GA 30314

                                   The Graduate School and                    GE Fund
                                     University Center                        Distinguished Professor
                                   The City University of NY                  of Leadership and
                                   33 W. 42nd Street, Room 1400N              Diversity
                                   New York NY 10036

                                   General Electric Company                   Former President, GE Fund
                                   3135 Easton Turnpike
                                   Fairfield, CT 06432

                                   Chicago State University                   Former President
                                   95th Street at King Drive
                                   Chicago, IL 60643

                                   Name and Principal
Name and Position                  Business Address                           Connection with
with Investment Adviser            of Other Company                           Other Company
-----------------------            ----------------                           -------------
Susan Crown                        Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60606

                                   Henry Crown and Company                    Vice President
                                   222 N. LaSalle Street
                                   Suite 2000
                                   Chicago, IL 60601

                                   Baxter International, Inc.                 Director
                                   One Baxter Parkway
                                   Deerfield, IL 60015

                                   Illinois Tool Works Inc.                   Director
                                   3600 W. Lake Avenue
                                   Glenview, IL 60025

John R. Goodwin                    Northern Trust Quantitative                Director, Managing
Senior Vice President              Advisors, Inc. ("NTQA")                    Director, Chief
                                   50 S. LaSalle Street                       Investment Officer
                                   Chicago, IL 60675

Robert S. Hamada                   Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   The University of Chicago                  Dean and Edward Eagle Brown
                                   Graduate School of Business                Distinguished Service
                                   1101 East 58th Street                      Professor of Finance
                                   Chicago, IL 60637

                                   A. M. Castle & Co.                         Director
                                   3400 North Wolf Road
                                   Franklin Park, IL 60131

                                   Chicago Board of Trade                     Director
                                   141 West Jackson Boulevard
                                   Chicago, IL 60604

Barry G. Hastings                  Northern Trust Corporation                 President & Chief Operating
President & Chief Operating        50 S. LaSalle Street                       Officer and Director
Officer & Director                 Chicago, IL 60675

                                   Name and Principal
Name and Position                  Business Address                           Connection with
with Investment Adviser            of Other Company                           Other Company
-----------------------            ----------------                           -------------
                                   Northern Trust of California               Director
                                   Corporation
                                   355 S. Grand Avenue
                                   Los Angeles, CA 90017

                                   Northern Trust of Florida                  Vice Chairman of the Board of
                                   Corporation                                Directors
                                   700 Brickell Avenue
                                   Miami, FL 33131

                                   Nortrust Realty Management, Inc.           Director
                                   50 South LaSalle Street
                                   Chicago, IL 60675

Robert A. Helman                   Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Mayer, Brown & Platt                       Partner
                                   190 S. LaSalle Street, 38th Fl.
                                   Chicago, IL 60603

                                   Chicago Stock Exchange                     Governor
                                   One Financial Plaza
                                   440 S. LaSalle Street
                                   Chicago, IL 60605

                                   Brambles USA, Inc.                         Director
                                   400 N. Michigan Avenue
                                   Chicago, IL 60611

                                   Zenith Electronics                         Director
                                   1000 Milwaukee Avenue
                                   Glenview, IL 60025

                                   Dreyer's Grand Ice Cream, Inc.             Director
                                   5929 College Avenue
                                   Oakland, CA 94618

Arthur L. Kelly                    Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Name and Principal
Name and Position                  Business Address                           Connection with
with Investment Adviser            of Other Company                           Other Company
-----------------------            ----------------                           -------------
                                   KEL Enterprises, L.P.                      Managing Partner
                                   Two First National Plaza
                                   20 S. Clark Street, Suite 2222
                                   Chicago, IL 60603

                                   Bayerische Motoren                         Director
                                   Werke (BMW) A.G. BMW Haus
                                   Petuelring 130
                                   Postfach 40 02 40
                                   D 8000
                                   Munich 40 Germany

                                   Deere & Company                            Director
                                   John Deere Road
                                   Moline, IL 61265

                                   Nalco Chemical Company                     Director
                                   One Nalco Center
                                   Naperville, IL 60563-1198

                                   Snap-On Incorporated                       Director
                                   2801 80th Street
                                   Kenosha, WI 53140

                                   Thyssen Industrie AG                       Director
                                   AM Thyssenhaus 1
                                   45128 Essen
                                   Germany

Frederick A. Krehbiel              Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Molex Incorporated                         Chairman, CEO and Director
                                   2222 Wellington Court
                                   Lisle, IL 60532-1682

                                   Nalco Chemical Company                     Director
                                   One Nalco Center
                                   Naperville, IL 60563-1198

                                   Tellabs, Inc.                              Director
                                   4951 Indiana Avenue
                                   Lisle, IL 60532

                                   Name and Principal
Name and Position                  Business Address                           Connection with
with Investment Adviser            of Other Company                           Other Company
-----------------------            ----------------                           -------------
                                   DeVry, Inc.                                Director
                                   One Tower Lane
                                   Oakbrook Terrace, IL 60181

Robert A. LaFleur                  None
Senior Vice President

Thomas L. Mallman                  None
Senior Vice President

James J. Mitchell                  The Northern Trust Company                 Director
Executive Vice President           of New York
                                   40 Broad Street, 8th Floor
                                   New York, NY 10004

William G. Mitchell                Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Peoples Energy Corporation                 Director
                                   122 South Michigan Avenue
                                   Chicago, IL 60603

                                   The Sherwin Williams Company               Director
                                   101 Prospect Avenue, NW
                                   Cleveland, OH 44115-1075

Edward J. Mooney                   Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Nalco Chemical Company                     Chairman, Chief Executive
                                   One Nalco Center                           Officer, President & Director
                                   Naperville, IL 60563-1198

                                   Morton International, Inc.                 Director
                                   100 North Riverside Plaza
                                   Chicago, IL 60605

                                   FMC Corporation                            Director
                                   200 E. Randolph
                                   Chicago, IL 60601

William A. Osborn                  Northern Trust Corporation                 Director
Chairman and Chief                 50 S. LaSalle Street
Executive Officer                  Chicago, IL 60675

                                   Name and Principal
Name and Position                  Business Address                           Connection with
with Investment Adviser            of Other Company                           Other Company
-----------------------            ----------------                           -------------
                                   Nortrust Realty Management, Inc.           Director
                                   50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Northern Futures Corporation               Director
                                   50 S. LaSalle Street
                                   Chicago, IL 60675

Sheila A. Penrose                  Northern Trust Global                      Director
President-Corporate and              Advisors, Inc.
Institutional Services and         29 Federal Street
Executive Vice President           Stamford, CT 06901

                                   Nalco Chemical Company                     Director
                                   One Nalco Center
                                   Naperville, IL 60563-1198

                                   Northern Trust Retirement                  Manager
                                   Consulting
                                   400 Perimeter Center Terrace
                                   Suite 850
                                   Atlanta, GA 30346

                                   NTQA                                       Director
                                   50 S. LaSalle Street
                                   Chicago, IL 60675

Perry R. Pero                      Northern Futures Corporation               Director
Senior Executive Vice              50 S. LaSalle Street
President, Chief Financial         Chicago, IL 60675
Officer
                                   Northern Investment Corporation            President and Director
                                   50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Northern Trust Global Advisors,            Director
                                   Inc.
                                   29 Federal Street
                                   Stamford, CT 06901

                                   Northern Trust Securities, Inc.            Director
                                   50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Name and Principal
Name and Position                  Business Address                           Connection with
with Investment Adviser            of Other Company                           Other Company
-----------------------            ----------------                           -------------
                                   Nortrust Realty Management, Inc.           Director
                                   50 S. LaSalle Street
                                   Chicago, IL 60675

                                   NTQA                                       Director
                                   50 S. LaSalle Street
                                   Chicago, IL 60675

Stephen N. Potter                  NTQA                                       Director,
Senior Vice President              50 S. LaSalle Street                       Managing Director
                                   Chicago, IL 60675

Peter L. Rossiter                  None
Executive Vice President and
General Counsel

Harold B. Smith                    Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Illinois Tool Works Inc.                   Chairman of the Executive
                                   3600 West Lake Avenue                      Committee and Director
                                   Glenview, IL 60025-5811

                                   W. W. Grainger, Inc.                       Director
                                   5500 West Howard Street
                                   Skokie, IL 60077

                                   Northwestern Mutual Life Insurance         Trustee
                                   Company
                                   720 East Wisconsin Avenue
                                   Milwaukee, WI 53202

William D. Smithburg               Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   The Quaker Oats Company                    Retired Chairman, President and
                                   321 North Clark Street                     Chief Executive Officer
                                   Chicago, IL 60610

                                   Abbott Laboratories                        Director
                                   One Abbott Park Road
                                   Abbott Park, IL 60064

                                   Corning Incorporated                       Director
                                   Corning, NY 14831

                                   Name and Principal
Name and Position                  Business Address                           Connection with
with Investment Adviser            of Other Company                           Other Company
-----------------------            ----------------                           -------------
                                   Prime Capital Corporation                  Director
                                   10275 W. Higgins Road
                                   Suite 200
                                   Rosemont, IL 60018

James M. Snyder                    Northern Trust Global Advisors,            Director
Executive Vice President           Inc.
                                   29 Federal Street
                                   Stamford, CT 06901

                                   NTQA                                       Chairman, CEO
                                   50 S. LaSalle Street                       and Director
                                   Chicago, IL 60675

Bide L. Thomas                     Northern Trust Corporation                 Director
Director                           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   MYR Group Inc.                             Director
                                   *(formerly L.E. Myers Company)
                                   2550 W. Golf Road
                                   Rolling Meadows, IL 60008

                                   R. R. Donnelley & Sons Company             Director
                                   77 West Wacker Drive
                                   Chicago, IL 60601

Stephen B. Timbers                 Northern Trust Global Advisors,            Director
President -- Northern Trust        Inc.
Global Investments and             29 Federal Street
Executive Vice President           Stamford, CT 06901

                                   Zurich-Kemper Investments                  Former President & CEO
                                   222 Riverside Plaza
                                   Chicago, IL 60606

                                   LTV Steel Co.                              Director
                                   200 Public Square
                                   Cleveland, OH 44114-2308

                                   NTQA                                       Director
                                   50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Name and Principal
Name and Position                  Business Address                           Connection with
with Investment Adviser            of Other Company                           Other Company
-----------------------            ----------------                           -------------
Jeffrey H. Wessel                  NTQA                                       President, Director
Executive Vice President           50 S. LaSalle Street
                                   Chicago, IL 60675

                                   Northern Trust Global Advisors,            Director
                                   Inc.
                                   29 Federal Street
                                   Stamford, CT 06901

                                   Northern Trust Retirement                  Manager
                                   Consulting
                                   401 Perimeter Center Terrace
                                   Suite 850
                                   Atlanta, GA 30346

                                                                       EXHIBIT D

                              GENERAL PARTNERS AND
                            SENIOR VICE PRESIDENTS OF
                          WELLINGTON MANAGEMENT COMPANY

      Kenneth L. Abrams                           Matthew E. Megargel
      Nicholas C. Adams                           James N. Mordy
      Rand L. Alexander                           Diane C. Nordin
      Deborah L. Allinson                         Stephen T. O'Brien
      James H. Averill                            Edward P. Owens
      Karl E. Bandtel                             Saul J. Pannell
      Marie-Claude Bernal                         Thomas L. Pappas
      William N. Booth                            Jonathan M. Payson
      Paul Braverman                              Stephen M. Pazuk
      Robert A. Bruno                             Robert D. Rands
      Maryann E. Carroll                          Eugene E. Record, Jr.
      Pamela Dippel                               James A. Rullo
      Charles T. Freeman                          John R. Ryan
      Laurie A. Gabriel                           Joseph H. Schwartz
      Frank J. Gilday                             Theodore Shasta
      John H. Gooch                               Binkley C. Shorts
      Nicholas P. Greville                        Trond Skramstad
      Paul Hamel                                  Catherine A. Smith
      William C. S. Hicks                         Stephen A. Soderberg
      Lucius T. Hill, III                         Brendan J. Swords
      Paul D. Kaplan                              Harriett Tee Taggart
      John C. Keogh                               Perry M. Traquina
      George C. Lodge, Jr.                        Gene R. Tremblay
      Nancy T. Lukitsh                            Michael A. Tyler
      Mark T. Lynch                               Mary Ann Tynan
      Christine S. Manfredi                       Clare Villari
      Patrick J. McCloskey                        Ernst H. von Metzsch
      Earl E. McEvoy                              James L. Walters
      Duncan M. McFarland                         Kim Williams
      Paul M. Mecray III                          Francis V. Wisneski

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 BMC FUND, INC.

The undersigned hereby appoints Paul H. Broyhill and E. D. Beach, or either of them, as agents, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of BMC Fund, Inc. (the "Corporation"), held of record by the undersigned on June 21, 1999, at the annual meeting of shareholders to be held on July 31, 1999, or at any adjournment thereof.

1. The election of 12 directors:

      FOR all nominees listed below                     WITHHOLD AUTHORITY
      (except as marked below to the contrary) |_|      to vote for all nominees listed below |_|

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

E. D. Beach, James T. Broyhill, Paul H. Broyhill, William E. Cooper, Lawrence Z. Crockett, Willard A. Gortner, Allene B. Heilman, Harry Heltzer, Gene A. Hoots, Michael G. Landry, L. Glenn Orr, Jr., Dolph W. von Arx

2. To approve an Investment Advisory Agreement between the Corporation and The Northern Trust Company dated as of August 1, 1999.

                     APPROVE |_| DISAPPROVE |_| ABSTAIN |_|

3. To approve an Investment Advisory Agreement between the Corporation and Wellington Management Company, LLP dated as of August 1, 1999.

                     APPROVE |_| DISAPPROVE |_| ABSTAIN |_|

4. To approve an amendment to the Corporation's fundamental investment policies to permit the issuance of certain senior securities representing indebtedness.

                     APPROVE |_| DISAPPROVE |_| ABSTAIN |_|

5. Ratify the selection of the firm of Deloitte & Touche as the Corporation's auditor for the fiscal year beginning April 1, 1999.

                     APPROVE |_| DISAPPROVE |_| ABSTAIN |_|

6. In their discretion, the proxy agents are authorized to vote upon such other business as may come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND TO APPROVE PROPOSALS 2, 3, 4 and 5.

Dated ____________, 1999                ________________________________________
                                        Signature*


                                        ________________________________________
                                        Signature*

*Please sign exactly as the name appears hereon. When shares are held in joint accounts, each joint owner should sign.
Executors, administrators, trustees,
guardians, attorneys and corporate
officers should indicate their titles.